Contract liabilities - Summary of Deferred Revenue (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022
Current:
Payments in advance of services	$ 9,820	$ 8,344
Advance billings	5,552	5,081
Others	333	298
Total	15,705	13,723
Non-current:
Payments in advance of services	8,714	12,072
Advance billings	1,008	1,226
Others	26	16
Total	$ 9,748	$ 13,314